SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
☑ Filed by the Registrant
☐ Filed by a Party other than the Registrant
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
NATIONWIDE MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notes.

NATIONWIDE MUTUAL FUNDS
1000 Continental Drive
Suite 400
King of Prussia, PA 19406
800-848-0920

PROXY MATERIALS

Nationwide Value Opportunities Fund

Dear Shareholder:

I am writing to let you know that a Special Meeting of Shareholders of Nationwide Value Opportunities Fund (the “Fund”), a series of Nationwide Mutual Funds (the “Trust”), will be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on September 21, 2009 at 10 a.m., Eastern time (the “Meeting”). You are being asked to consider and approve a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation and Dissolution (the “Plan”), which would result in the Fund being liquidated and the proceeds from your shares of the Fund being distributed to you. This package contains information about the proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

Please read the enclosed materials and cast your vote on the Proxy Card (or voting instruction form) enclosed. Please vote your shares promptly. Your vote is extremely important no matter how large or small your holdings may be.

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, is responsible for protecting your interests as a shareholder. The Board has unanimously approved the Plan after studying other alternatives, and believes it to be in the best interests of the shareholders of the Fund. The Trustees recommend unanimously that you vote FOR the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package and return it by mail in the postage-paid envelope provided, or vote by telephone or over the Internet.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote as soon as possible.

Should you have any questions before you vote, please call The Altman Group, Inc. (“Altman”), the Fund’s proxy solicitor, at 866-796-1286 (toll-free). You may also receive a telephone call from one of Altman’s proxy solicitation agents asking you to vote your shares. Thank you in advance for considering this issue and for promptly returning your Proxy Card (or voting instruction form).

By Order of the Board of Trustees,

Eric E. Miller
Secretary

July 13, 2009

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 21, 2009

Nationwide Value Opportunities Fund

A series of
Nationwide Mutual Funds
1000 Continental Drive
Suite 400
King of Prussia, PA 19406
800-848-0920

To the Shareholders:

NOTICE IS HEREBY GIVEN that Nationwide Mutual Funds (the “Trust”) will hold a Special Meeting of Shareholders (the “Meeting”) for the Nationwide Value Opportunities Fund (the “Fund”), which shall be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on September 21, 2009 at 10 a.m., Eastern time for the following purposes as described in the accompanying Proxy Statement:

1. To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Fund as of the close of business on July 6, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each share of the Fund is entitled to one vote, and a proportional fractional vote for each fractional share held, with respect to the proposal. If you have returned the Proxy Card or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet. Your vote is important.

By Order of the Board of Trustees,

Secretary

July 13, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

Please sign and promptly return the Proxy Card (or voting instruction form) in the self-addressed envelope, or vote by telephone or over the Internet, regardless of the number of shares owned.

IMPORTANT SHAREHOLDER INFORMATION

Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call The Altman Group, Inc. (“Altman”), the Fund’s proxy solicitor, at 866-796-1286 (toll-free).

Who is asking for my vote?

The Board of Trustees (the “Board”) of the Nationwide Mutual Funds (the “Trust”) is requesting your vote at the Special Meeting of Shareholders of the Nationwide Value Opportunities Fund (the “Fund”) to be held on September 21, 2009 or any adjournments thereof (the “Meeting”).

What proposal am I being asked to vote on?

You are being asked to approve a proposal to liquidate and dissolve the Fund, a series of the Trust, pursuant to the Plan of Liquidation and Dissolution (the “Plan”).

Why am I being asked to vote on the liquidation and dissolution at this time?

In our continuing effort to maximize efficiencies in the Trust, serious consideration was given to the future of the Fund. After considering a variety of strategic options, the Board determined that many factors limited the prospects for long-term growth of the Fund. Poor prospects for growth in asset levels means that it is unlikely that the Fund will achieve adequate economies of scale and be the optimally efficient investment vehicle for shareholder assets for which it was originally designed. Based on the presentation and recommendation of Nationwide Fund Advisors (the “Adviser”), the Board at its June 17, 2009 meeting concluded that the liquidation and dissolution of the Fund was in the best interests of the Fund and its shareholders. The attached proxy statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

What will happen to my investment if the proposal is approved?

The Plan will become effective on the date on which the Fund’s shareholders approve it. At that time, the Fund will cease regular business as a mutual fund, except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets on a pro rata basis to the Fund’s remaining shareholders as soon as practicable after the Plan is approved by shareholders (the “Liquidation Date”). The Liquidation Date is expected to occur within a short period of time after the date on which shareholders approve the Plan. It also is expected that the liquidating distribution to the Fund’s shareholders will be made in cash.

Will liquidating the Fund create tax consequences for shareholders?

Any liquidation of the Fund would constitute a taxable event for purposes of federal income taxes, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account. You also may be subject to state, local or foreign taxes on any liquidation proceeds you receive. You should consult your financial or tax advisor for further information about the impact any tax consequences may have to your own circumstances.

Can I redeem my shares of the Fund or exchange them for shares of another mutual fund before the Liquidation Date?

Yes. Shareholders may redeem or exchange their shares at any time, without a redemption fee or any additional sales load, in the manner set forth in the Fund’s current prospectus. For example, shareholders of Class A shares may exchange their shares of the Fund for Class A shares of any other Nationwide Fund without paying a front-end sales charge. If you exchange your Class B shares into another Nationwide Fund, you will not be charged a contingent deferred sales charge upon the subsequent sale from the Nationwide Fund you exchange into, although your holding period for conversion of Class B shares to Class A shares will remain unchanged. All other features of the exchange privilege described in the prospectus will continue to apply. You may be subject to federal, state, local or foreign taxes on exchanges or redemptions of Fund shares, and should consult your tax advisor for further information.

How would a liquidation affect owners of variable annuity contracts issued by Nationwide Life Insurance Company having contract values allocated to sub-accounts that hold shares of the Fund?

Owners of variable annuity contracts who have allocated their separate account assets to sub-accounts investing in the Fund may, at any time before the Liquidation Date, exchange into another underlying fund sub-account option available through their contracts. Transfers from sub-accounts investing in the Fund will not be subject to any sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the variable contracts. Owners of variable annuity contracts who do not exchange into another underlying fund sub-account option before the Liquidation Date will have the value of their liquidation proceeds reinvested in the Service Class shares of the Nationwide Money Market Fund. Transfers of the liquidation proceeds made within 30 days of the Liquidation Date from sub-accounts investing in the Nationwide Money Market Fund will not be subject to any sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the variable contracts.

What will happen on the Liquidation Date to shares of the Fund held in an Individual Retirement Account (“IRA”) at Nationwide Bank?

If shareholders approve the proposal to liquidate and dissolve the Fund, the value of shares held in an IRA maintained at Nationwide Bank on the Liquidation Date will be reinvested in Prime Shares of the Nationwide Money Market Fund.

COMMON QUESTIONS AND GENERAL INFORMATION

How does the Board recommend that I vote?

The Board unanimously approved the Plan on June 17, 2009 and recommends that you vote to approve it.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own on the record date. The record date is July 6, 2009.

How do I vote my shares?

You can vote your shares by:

(1) completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2) through the Internet or telephone by following the voting procedures described on the Proxy Card.

If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the proposal, your proxy will be voted FOR the proposal. If you need any assistance, or have any questions regarding the proposal or on how to vote your shares, please call The Altman Group, Inc. (“Altman”), the Fund’s proxy solicitor at 866-796-1286 (toll-free).

How do I sign the Proxy Card?

Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I obtain more information?

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting of Shareholders or by calling the Trust at 800-848-0920 (toll-free). If you have any questions regarding the proposal, please call Altman, the Fund’s proxy solicitor, at 866-796-1286.

PROXY STATEMENT

TABLE OF CONTENTS

Introduction	1
What are Shareholders of the Fund Being Asked to Vote On?	2
Proposal: To Approve the Liquidation and Dissolution of the Fund Pursuant to the Plan of Liquidation and Dissolution	2
Why am I being asked to vote on this Proposal?	2
Shareholder Options	2
Summary of the Plan of Liquidation and Dissolution	4
Effective Date of the Plan and Cessation of the Fund’s Activities As an Investment Company	4
Payments of Debts; Expenses of the Liquidation and Dissolution	4
Liquidating Distribution	4
Continued Operation of the Fund	5
General Income Tax Consequences	5
Powers of the Board	7
Shareholders May Redeem Shares or Exchange Fund Shares for Shares of Other Series of the Trust	7
Voting Information	8
How will the shareholder voting be handled?	8
Who is entitled to vote?	8
What constitutes a quorum?	8
What happens if a quorum is not present?	9
What vote is required to approve the Liquidation?	9
What happens if shareholders of the Fund do not approve the Liquidation?	9
How do I ensure my vote is accurately recorded?	9
May I revoke my proxy?	9
What other matters will be voted upon at the Meeting?	10
What other solicitations will be made?	10
Who will pay the expenses of the Liquidation?	11
How do I submit a shareholder proposal?	11
Principal Holders of Shares	11
More Information About the Trust	11
The Trust	11
The Adviser	11
Administration, Transfer Agency and Fund Accounting Services	11
Distribution Services	12
Custodian	12
Exhibits to Proxy Statement	13
Exhibit A — Plan of Liquidation and Dissolution of Nationwide Value Opportunities Fund	A-1
Exhibit B — Principal Holders of Shares as of July 6, 2009	B-1

i

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

Nationwide Value Opportunities Fund

TO BE HELD ON SEPTEMBER 21, 2009

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Nationwide Value Opportunities Fund (the “Fund”), a series of Nationwide Mutual Funds (the “Trust”), a Delaware statutory trust. At the Meeting, shareholders of the Fund will be asked to approve or disapprove the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution (the “Plan”) approved by the Board of Trustees (the “Board”) of the Trust (the “Liquidation”). If shareholders of the Fund vote to approve the Liquidation, all of the assets of the Fund will be liquidated. No sales charges or redemption fees will be imposed upon the proceeds in connection with the Liquidation.

The Meeting will be held at the offices of the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on September 21, 2009 at 10 a.m., Eastern time, as may be adjourned from time to time. The Board is soliciting proxies from shareholders of the Fund with respect to the proposal set forth in the accompanying notice.

The principal office of the Trust is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. You can reach the offices of the Trust by telephone by calling 800-848-0920.

It is anticipated that this Proxy Statement and related materials will be sent to shareholders of the Fund on or about July 22, 2009.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company (“Nationwide Life”) from owners of variable annuity contracts (“variable contracts”) having contract values allocated to subaccounts of one or more Nationwide Life separate accounts invested in shares of the Fund.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both variable contract owners who invest in the Funds through their variable contracts as well as Nationwide Life and other direct shareholders of the Fund.

INTRODUCTION

The Board has unanimously approved the Liquidation and the Plan, a copy of which is attached as Exhibit A to this Proxy Statement. The Plan will govern the Liquidation. Under the Plan, the Fund’s assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses, the Fund’s remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation of the Fund. As of the date of this Proxy Statement, there are no claims pending against the Fund. It is expected that the liquidating distribution to Fund shareholders will be made in cash on the Liquidation Date (as defined below). Under the Plan, Nationwide Fund Advisors (the “Adviser”) will bear all of the expenses incurred by the Fund in connection with the Liquidation.

This Proxy Statement is being furnished to the Fund’s shareholders to provide them with certain information concerning the Liquidation in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, including Regulation 14A.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 21, 2009.  The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at www.nationwide.com/mutualfunds.

WHAT ARE SHAREHOLDERS OF THE FUND BEING ASKED TO VOTE ON?

PROPOSAL: TO APPROVE THE LIQUIDATION AND
DISSOLUTION OF THE FUND PURSUANT TO THE
PLAN OF LIQUIDATION AND DISSOLUTION

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

The Board is seeking shareholder approval of the Liquidation at the Meeting.

Based on the Adviser’s presentation and recommendation, the Board has determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. On June 17, 2009, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, unanimously approved the Liquidation, and unanimously adopted the resolutions approving the Plan as the method of liquidating and dissolving the Fund and directed that it be submitted to the shareholders of the Fund for consideration. Several factors, including those described below, influenced the Board’s determination that the Fund be closed and liquidated.

The Board considered the small asset size of the Fund, the recent redemptions in the Fund, and the lack of prospects for growth in asset size and new shareholders as important factors in reaching this determination. The Trustees also determined that the Fund was unlikely to reach levels of adequate economies of scale, which, in essence, means it is unlikely that the Fund will be an optimally efficient investment vehicle for shareholder assets.

The Board considered alternatives to liquidating and terminating the Fund, such as merging it into another fund or funds. The Board concluded that, among all of the available alternatives presented to and considered by the Board, for a variety of reasons the liquidation alternative was in the best interest of the Fund’s shareholders.

Under the Plan, the Fund’s assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses, the Fund’s remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation. As of the date of this Proxy Statement, there are no claims pending against the Fund. It is expected that the liquidating distribution to Fund shareholders will be made in cash on the Liquidation Date (as defined below). Under the Plan, the Adviser will bear all of the expenses incurred by the Fund in connection with the Liquidation.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that a Fund may be liquidated at the discretion of the Board upon prior written notice to the Fund’s shareholders. However, liquidating the Fund at the sole discretion of the Board of Trustees presents a practical issue in this situation. While the Fund is not specifically dedicated for use with variable insurance products, a small percentage of the Fund’s shares is held by one or more insurance company separate accounts used in connection with variable annuities issued by Nationwide Life, and which are registered under the 1940 Act as unit investment trusts. Nationwide Life and the separate accounts have no legal authority to dispose of any liquidation proceeds they receive absent an order for substitution issued by the Securities and Exchange Commission (“SEC”). An application for substitution can take a lengthy and uncertain amount of time before an order is issued, possibly to the detriment of the Fund’s shareholders. However, no order for substitution is required if the Fund’s shareholders approve the Plan. Therefore, the Fund’s shareholders are being asked to approve the Plan in order to reduce delay and potentially hasten implementation of the Liquidation.

SHAREHOLDER OPTIONS

Shareholders are free to redeem their shares without a redemption fee prior to the Liquidation Date (as defined below) of the Plan.

Additionally, shareholders have several options for the disposition of their shares of the Fund. Picking the right option will depend on the individual shareholder’s particular circumstances. You are advised to consult your investment adviser or tax advisor about which option may best minimize the impact of the Fund liquidating your shares of the Fund. The Liquidation would constitute a taxable event, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account.

Below is a list of three possible options. Each of these options will be treated as sales for tax purposes:

Option #1 — You may redeem your shares immediately and without a redemption fee prior to the Liquidation Date (as defined below). You do not need to wait until the Fund liquidates in order to redeem your shares. Information on how to redeem your shares of the Fund is contained in the Fund’s prospectus. Any applicable redemption fees and any applicable contingent deferred sales loads will be waived. A copy of the Fund’s prospectus is available, without charge, by contacting the Fund at Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, 800-921-0365 (fax), or by calling the Trust at 800-848-0920 (toll-free). Please see below for important information regarding shares of the Fund held in any Individual Retirement Account (“IRA”) or qualified retirement plans.

Option #2 — You may exchange your shares for shares in another Nationwide Fund. An exchange involves the sale of your existing shares of the Fund and the purchase of shares in another Nationwide Fund, and is considered a taxable event. Any applicable redemption fees and any additional sales loads will be waived. For example, shareholders of Class A shares may exchange their shares of the Fund for Class A shares of any other Nationwide Fund without paying a front-end sales charge. If you exchange your Class B shares into another Nationwide Fund, you will not be charged a contingent deferred sales charge upon the subsequent sale from the Nationwide Fund you exchange into, although your holding period for conversion of Class B shares to Class A shares will remain unchanged. All other features of the exchange privilege described in the prospectus will continue to apply. Information on how to exchange your Fund shares is contained in the Fund’s prospectus. A copy of the Fund’s prospectus is available, without charge, by contacting the Fund at Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, 800-921-0365 (fax), or by calling the Trust at 800-848-0920 (toll-free). Please see below for important information regarding shares of the Fund held in an IRA or qualified retirement plans.

Variable annuity contract holders who have allocated their separate account assets to sub-accounts investing in the Fund will be given the option of exchanging into another underlying fund sub-account option available through their contracts. Transfers from sub-accounts investing in the Fund will not be subject to any sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the variable contracts.

Option #3 — You may choose to do nothing at this time. If you choose to do nothing and the shareholders vote in favor of the Liquidation, then as soon as reasonably practicable after the Liquidation Date (as defined below), you will be mailed a redemption check, which will include your share of the final Liquidation proceeds, if any, payable to the name(s) on the account, representing the value of your shares of the Fund as of the Liquidation Date (as defined below). The redemption check will be mailed to the address listed on the account at the time the check is mailed. Shareholders who hold their shares in an IRA maintained at Nationwide Bank will instead have the value of their Liquidation proceeds reinvested in Prime Shares of the Nationwide Money Market Fund. Owners of variable annuity contracts issued by Nationwide Life will have the value of their Liquidation proceeds reinvested in the Service Class shares of the Nationwide Money Market Fund. Transfers of the Liquidation proceeds made within 30 days of the Liquidation Date from sub-accounts investing in the Nationwide Money Market Fund will not be subject to any sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the variable contracts. IRA owners and variable insurance contract holders may obtain a copy of the prospectus for the Nationwide Money Market Fund by calling 800-848-0920 (toll-free). Please see below for important information regarding shares of the Fund held in any IRA or qualified retirement plan.

Regardless of which option a shareholder chooses, Rule 12b-1 distribution fees will continue to accrue on shares of the Fund in the manner set forth in the Fund’s prospectus until the Liquidation Date.

* * * IMPORTANT INFORMATION FOR SHARES HELD IN AN IRA AND OTHER
QUALIFIED RETIREMENT PLANS * * *

If your Fund shares are held in an IRA or a qualified retirement plan, you must reinvest this amount through such IRA or qualified retirement plan, or another IRA or qualified retirement plan, to avoid possible penalties and adverse tax consequences.

In addition, if your Fund shares are held in an IRA or qualified retirement plan and the redemption check would be made payable directly to you, the amount you receive may be reduced by any required federal or state income tax withholding. As a convenience to shareholders who hold their shares in an IRA maintained at Nationwide Bank, shareholders who do not redeem their shares or exchange them for shares of a different Nationwide Fund prior to the Liquidation Date will, upon Liquidation, have the value of their Liquidation proceeds reinvested in Prime Shares of the Nationwide Money Market Fund, as described in Option #3 above.

Please contact your financial advisor for more information.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

The Board has approved the Plan, which is summarized below. The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit A. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company

The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of the votes cast at the Meeting, at which a quorum is present. On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

Payments of Debts; Expenses of the Liquidation and Dissolution

As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust which relate to the Fund, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown. The Adviser will bear all the expenses arising from or incurred as a result of the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

Liquidating Distribution

It is expected that the liquidating distribution to Fund shareholders will be made in cash as soon as practicable after the Effective Date (the “Liquidation Date”). On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books. If the Trust is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Fund

The Board will have the authority to authorize such variations from or amendments of the provisions of the Plan at any time without shareholder approval, as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended, and the Fund’s Declaration and By-Laws, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. In addition, the Board may abandon the Plan, without shareholder approval, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

General Income Tax Consequences

The following is a general discussion of certain material U.S. federal income tax considerations to U.S. shareholders resulting from the Liquidation. This discussion is based on current U.S. federal income tax laws, which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Internal Revenue Service (“IRS”) with respect to the Liquidation. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of a liquidating distribution will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific U.S. shareholders in light of their particular circumstances or to U.S. shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations or alternative minimum tax considerations. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan.

As used in this discussion, the term “U.S. shareholder” means a beneficial owner of shares of the Fund that is, for U.S. federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state or political subdivision thereof or therein, (c) an estate the income of which is subject to U.S. federal income tax regardless of the source thereof or (d) a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. fiduciaries has the authority to control all of its substantial decisions, or certain trusts electing to be treated as U.S. persons. If a partnership (or other entity or arrangement that is treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner in a partnership that holds shares, you should consult your tax advisor.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE LIQUIDATION.

If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. Whether the Fund will have a net realized capital gain (or loss) on the Liquidation Date will depend on market conditions and redemption activity during the solicitation and liquidation period. The sale of assets may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses or otherwise eligible to be treated as part of the liquidating distribution to Fund shareholders as described below, would be distributed to shareholders on or prior to the Liquidation Date, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts. The Fund has total capital losses, including capital loss carryforwards, undistributed realized capital gains and losses and unrealized appreciation (depreciation) in value of portfolio investments, as follows:

C. Net
A. Capital Loss		Unrealized			F. Total
Carryforwards	B. Net Realized	Appreciation	D. Total	E. Net	Capital
(Expiring 2016)	Capital Gains	(Depreciation) on a	Capital	Asset Value	Losses as a
on a Tax Basis	(Losses) on a Book	Tax Basis at	Losses	(NAV) at	Percentage of
at 10/31/08	Basis at 1/31/2009	1/31/2009	[A+B+C]	1/31/09	NAV [D/E]

($2,603,303)		$(1,773,823)	$(4,377,126)	$5,647,532	(77.5)%

Accordingly, if the Fund had sold all of its assets at January 31, 2009 the Fund would have realized no long- or short-term capital gains that would be required to be distributed to shareholders. However, the amount of capital gains realized by the Fund prior to the Liquidation Date will differ, due to changes in portfolio composition and changes in market values of portfolio securities.

The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make all required distributions so that it will not be taxed on the Fund’s net gain, if any, realized from the sale of its assets. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gains, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carryforwards) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund’s final taxable year as having been paid out as a part of the liquidating distributions made to the Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidating distribution (received in lieu of an income dividend or capital gain distribution on account of the current taxable year) would be treated by Fund shareholders as received in a sale or exchange of their Fund shares. Within 60 days after the close of the Fund’s final taxable year, the Fund will notify shareholders as to the portion, if any, of the liquidating distribution that constitutes a capital gain distribution and the portion, if any, that constitutes an income dividend for federal income tax purposes.

A U.S. shareholder who receives a liquidating distribution (including any portion of such distribution received in lieu of an income dividend or capital gain dividend) will be treated as having received the liquidating distribution in exchange for its shares of the Fund. A liquidating distribution will first be treated as a tax-free recovery of adjusted basis that will reduce the adjusted basis of a U.S. shareholder’s shares to the extent thereof and then will be treated as a gain. If a U.S. shareholder does not recover all of its adjusted basis, such U.S. shareholder will recognize a loss.

If a U.S. shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any capital gain will be treated as long-term capital gain, taxable to non-corporate U.S. shareholders at a maximum federal tax rate of 15%, and any capital loss will be treated as long-term capital loss the deductibility of which will be subject to limitations. If the shares have been held for less than one year, any such capital gain will be treated as short-term capital gain taxable to non-corporate shareholders at the graduated income tax rates applicable to ordinary income, and any capital loss will be treated as short-term capital loss that will be subject to limitations. Notwithstanding the foregoing, any loss realized by a U.S. shareholder with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares.

All income recognized by a corporate shareholder on receipt of a liquidating distribution, regardless of its character as capital gain or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

U.S. shareholders should also be aware that liquidating distributions may be subject to a 28% backup withholding tax unless the U.S. shareholder is an entity exempt from withholding (including corporations, tax-exempt corporations and certain qualified nominees), or provides its taxpayer information number (“TIN”) and certifies on a properly completed IRS Form W-9 or other substitute form that no loss of exemption from backup withholding has occurred. Backup withholding tax is not an additional tax and may be credited against a taxpayer’s federal income tax liability.

Contract holders who have purchased a variable annuity contract and have selected the Fund as an investment option will be not taxed currently on income or gains realized under such contracts, including receipt of a liquidating distribution, until the income or gain is distributed. Affected contract holders should, however, consult their tax advisors regarding the effect, if any, of the Plan in light of their individual circumstances.

The receipt of a liquidating distribution by an IRA that holds shares will not be taxable to the IRA owner for federal income tax purposes. If, under the terms of an IRA, the liquidating distribution must be distributed to the IRA owner, however, or the IRA is closed for any reason, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59 1/2, generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance, a taxable event may be avoided: (i) by exchanging that portion of an IRA account balance before this balance is distributed directly to another series of the Trust; (ii) by transferring that portion of an IRA account balance before this balance is distributed directly to another IRA custodian or trustee; or (iii) by rolling over the distribution within sixty days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period; therefore, a rollover will not be an available alternative if an IRA owner rolled over an earlier distribution from an IRA at any time within the one-year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of an IRA owner. Owners of an IRA that will receive a liquidating distribution, therefore, should consult with their own tax advisors concerning the consequences of the liquidating distribution in advance of the liquidating distribution.

An individual, corporation, estate or trust that is not a U.S. shareholder (a “non-U.S. shareholder”) generally will not be subject to U.S. federal income tax on any gain realized in connection with the liquidation of the Fund, provided that the gain is not effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business. However, any income dividends paid to non-U.S. shareholders in connection with the Liquidation may be subject to U.S. withholding tax. Special tax certification rules apply to non-U.S. shareholders to avoid backup withholding.

Powers of the Board

The Board and, subject to the direction of the Board, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings.

SHAREHOLDERS MAY REDEEM SHARES OR EXCHANGE FUND SHARES FOR SHARES OF OTHER SERIES OF THE TRUST

The Plan will not affect a shareholder’s right to redeem or exchange the Fund’s shares prior to the Liquidation. Therefore, a shareholder may redeem or exchange (up to the business day before the Liquidation Date), in accordance with the procedures for the relevant class of shares set forth in the Fund’s prospectus, without waiting for the Fund to take any action respecting its Liquidation. Shareholders exchanging their shares of the Fund for shares of another fund of the Trust (each a “Nationwide Fund”) should obtain and read that Nationwide Fund’s current prospectus, which contains information about its investment objectives, strategies, charges and expenses, prior to electing that option. An exchange or redemption may also have tax consequences to a shareholder.

A prospectus of any of the funds of the Trust may be obtained by calling the Trust at 800-848-0920 (toll-free). In the event that a large number of shareholders redeem or exchange shares prior to the Fund’s liquidation and dissolution, the Fund’s liquidating distributions to remaining shareholders may be adversely affected as fixed costs of the Fund will be spread over a smaller asset base. However, the Adviser may establish a reserve account to equalize the costs related to the Fund’s liquidation in order to treat all shareholders fairly.

THE BOARD OF TRUSTEES UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
THE LIQUIDATION AND DISSOLUTION OF THE FUND

VOTING INFORMATION

HOW WILL THE SHARHEOLDER VOTING BE HANDLED?

Only shareholders of record of the Fund at the close of business on July 6, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they receive instructions. Nationwide Life, as the shareholder of record of certain of the Fund’s shares, is expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life just as any other shares for which Nationwide Life does not receive voting instructions.

As used above, “broker non-vote” are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

WHO IS ENTITLED TO VOTE?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. The total outstanding shares of the Fund entitled to vote as of the Record Date is set forth below.

Class	Number of Shares Outstanding

Class A	774,415.073
Class B	49,639.506
Class C	32,096.552
Class R2	125.295
Institutional Class	117.529
Institutional Service Class	0

WHAT CONSTITUTES A QUORUM?

With respect to actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the proposal (which may include Nationwide Life) at the Meeting shall constitute a quorum for purposes of voting upon the proposal at the Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the proposal.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT?

If a quorum is not present at the Meeting, in person or by proxy, then a majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting may adjourn the Meeting. If a quorum is present but sufficient votes to approve the proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

WHAT VOTE IS REQUIRED TO APPROVE THE LIQUIDATION?

The proposal must be approved by the affirmative vote of a majority of votes cast at the Meeting, at which a quorum is present.

With respect to Nationwide Life separate accounts, Nationwide Life will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life is expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received.

WHAT HAPPENS IF SHAREHOLDERS OF THE FUND DO NOT APPROVE THE LIQUIDATION?

If shareholders of the Fund vote against the Liquidation, the Fund will temporarily remain operational and the Board will consider what appropriate action to take with respect to the Fund.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the enclosed proxy card(s)/voting instruction form(s). If you own shares of the Fund on the Record Date, a proxy card or voting instruction form is included with this Proxy Statement. You can also provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions. Please complete the proxy card/voting instruction form, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to the Fund. Your proxy card(s)/voting instruction form(s) must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

MAY I REVOKE MY PROXY?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Variable contract owners may revoke previously submitted voting instructions given to Nationwide Life at any time by (i) submitting to Nationwide Life subsequently dated voting instructions, (ii) delivering to Nationwide Life a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact Nationwide Life for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 800-848-6331.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

The Board does not intend to bring any matters before the Meeting with respect to the Fund other than described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Fund by others. If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of management.

WHAT OTHER SOLICITATIONS WILL BE MADE?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Adviser as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Adviser and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged The Altman Group, Inc. (“Altman”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and individual shareholders or contract owners, as applicable, at an anticipated estimated cost of $15,000, including out of pocket expenses, which will be borne by the Adviser as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust has also agreed to indemnify Altman against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Altman if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract owners may also receive a telephone call from a representative of Altman if their voting instructions have not yet been received.

In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman then the Altman representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Altman will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from contract owners.

WHO WILL PAY THE EXPENSES OF THE LIQUIDATION?

The Adviser will pay all expenses arising from or incurred as result of the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit B attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund, or class thereof.

MORE INFORMATION ABOUT THE TRUST

THE TRUST

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by a Declaration of Trust dated September 30, 2004, as most recently amended and restated on June 17, 2009. The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

There are currently 32 funds (the “Funds”) that comprise the Trust with various share classes.

THE ADVISER

Nationwide Fund Advisors (the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Fund’s assets and supervises the daily business affairs of each fund of the Trust. The Adviser was organized in 1999 as an investment adviser for mutual funds. The Adviser is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

Under the terms of a Fund Administration and Transfer Agency Agreement dated May 1, 2007, as amended and restated June 11, 2008, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. NFM’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

NFM has entered into a Services Agreement with Citi Fund Services, Inc. (formerly Bisys Fund Services Ohio, Inc.) (“Citi”), effective November 1, 2001, to provide certain fund administration and transfer agency services for the Fund. For these services, NFM pays Citi an annual fee based on the average daily net assets of the aggregate of all the funds of the Trust for which Citi provides such services.

DISTRIBUTION SERVICES

Nationwide Fund Distributors LLC (“NFD”), an affiliate of the Adviser, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Fund. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Fund.

EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A — Plan of Liquidation and Dissolution of Nationwide Value Opportunities Fund

Exhibit B — Principal Holders of Shares as of July 6, 2009

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION
OF
NATIONWIDE VALUE OPPORTUNITIES FUND

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the Nationwide Value Opportunities Fund (the “Fund”), a series of the Nationwide Mutual Funds, a Delaware statutory trust (the “Trust”), registered with the Securities and Exchange Commission as (“SEC”) an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004 and By-laws (“Organizational Documents”). All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, in light of the future prospects for the management, distribution and growth of the Fund, management has recommended that the Fund be liquidated and dissolved; and

WHEREAS, the Board of Trustees has considered the impact on the Fund’s shareholders of the termination and liquidation of the Fund; and

WHEREAS, the Board of Trustees has determined that the prompt liquidation and dissolution of the Fund is advisable and in the best interests of the shareholders of the Fund, and has considered and wishes to approve this Plan as the method of accomplishing such actions; and

WHEREAS, based on information provided by management, the Board has directed the proposal to liquidate and dissolve the Fund be submitted to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with the solicitation of proxies for such purpose;

NOW THEREFORE, the liquidation and dissolution shall be carried out in the manner set forth herein:

1. Notice of Liquidation.  Written notice (“Notice”) to the Fund’s shareholders and other appropriate parties will be provided as soon as reasonably practicable following the Board of Trustees’ June 17, 2009 approval of the liquidation of the Fund, notifying shareholders that the liquidation has been approved by the Board of Trustees, and that the Fund will be liquidating its assets and dissolving on or before September 24, 2009 (the “Liquidation Date”), if shareholders of the Fund approve the Plan.

2. Effective Date of Plan.  This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan. The date of such adoption and approval of the Plan by shareholders is hereinafter referred to as the “Effective Date.”

3. Liquidation.  Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331 of the Code (“Liquidation”).

4. Cessation of Business.  On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made. The Board of Trustees and the appropriate officers of the Fund may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

5. Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown.

A-1

6. Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7. Liquidating Distribution.  On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund’s books. If the Trust is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements.  If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forwards) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9. Expenses in Connection with this Plan.  The Fund’s adviser, Nationwide Fund Advisors, will bear all the expenses arising from or incurred as a result of the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10. Powers of the Board of Trustees.  The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Filings.  The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the Liquidation and/or dissolution of the Fund with the State of Delaware, the Internal Revenue Service, the SEC, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of adoption of this Plan.

12. Amendment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Notice is given that the obligations of the Fund under this Plan are not binding on any of the trustees, shareholders, officers, agents or employees of the Fund or Trust personally or on any other series of the Trust, but bind only the trust property of the Fund.

Adopted by the Board of Trustees on June 17, 2009

A-2

EXHIBIT B

Principal Holders of Shares as of July 6, 2009

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

Nationwide Value Opportunities Fund Class C

MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246	10,317.509	32.15%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS MO 63103	7,577.274	23.61%

LORI D SHAPIRO IRA 19 CHERRY ST #3 SOMERVILLE MA 02144	2,985.564	9.30%

RBC CAPITAL MARKETS CORPORATION 60 SOUTH SIXTH STREET MINNEAPOLIS MN 55402-4400	2,268.867	7.07%

AMERIPRISE ADVISOR SERVICES THE DIME BUILDING SUITE 1700 719 GRISWOLD STREET DETROIT MI 48226	2,063.882	6.43%

Nationwide Value Opportunities Fund Institutional Class

NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	117.529	100.00%

Nationwide Value Opportunities Fund Class R2

NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN PA 19428-2436	125.295	100.00%

Nationwide Value Opportunities Fund Class A

PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	153,843.418	19.87%

NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	146,040.220	18.86%

NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS OH 43215	65,141.208	8.41%

B-1

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

Nationwide Value Opportunities Fund Class B

CLEMENT O EMEHEL ROLLOVER IRA 237 HIGHLAND AVE BURLINGTON NC 27217-2741	6,903.719	13.91%

AMERIPRISE ADVISOR SERVICES THE DIME BUILDING SUITE 1700 719 GRISWOLD STREET DETROIT MI 48226	2,515.672	5.07%

B-2

Nationwide Value Opportunities Fund Proxy for Special Meeting of Shareholders – September 21, 2009
The undersigned, revoking previous proxies, hereby appoint(s) Eric Miller, Allan Oster and James Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Nationwide Mutual Funds (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania, 19406, on September 21, 2009, at 10:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. This proxy is solicited on behalf of the Board of Trustees of the Trust.

Registration printed here
Formatting note: the top of this window
should hit lateral line 2.7
QUESTIONS ABOUT THIS PROXY?
Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-1286. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
You can find the proxy statement online at:
www.proxyonline.com. Please have your control number available at the time you plan to login.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
Nationwide Value Opportunities Fund
Proxy for Special Meeting of Shareholders — September 21, 2009

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

CALL:	To vote your proxy by phone, call toll-free 1-866-796-1286 and enter the control number found on the reverse side of this proxy card.

LOG-ON:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosd postage-paid envelope.
NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here

Joint owner sign here

Date:

     IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

NATIONWIDE VALUE OPPORTUNITIES FUND	CONTROL NUMBER
123456789123
WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.
Please remember to sign and date the reverse side before mailing in your vote.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL(S). IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
1.
PROPOSAL: To approve the liquidation of the assets and dissolution of the Nationwide Value Opportunities Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

To vote the proxy, please use the boxes below.

FOR ALL	AGAINST ALL	ABSTAIN ALL

☐	☐	☐
2.	To vote on any other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.